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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) JULY 1,  1996
                                                --------------------------------


                          MELAMINE CHEMICALS, INC.
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           (Exact name of registrant as specified in its charter)




DELAWARE                           0-16032                        64-0475913
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(State or other jurisdiction (Commission File Number)           (IRS Employer
    of incorporation)                                        Identification No.)



 HIGHWAY 18 WEST
DONALDSONVILLE, LOUISIANA                                            70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                          (ZIP CODE)




Registrant's telephone number, including area code       (504) 473-3121
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                               Page 1 of 4 Pages
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ITEM 5. OTHER EVENTS


     On July 1, 1996, Melamine Chemicals, Inc. issued the attached press release.

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
For:  MELAMINE CHEMICALS, INC.              Contact:  RON COMO & ASSOCIATES, INC.
      P.O. Box 748                                    74 Trinity Place
      Donaldsonville, LA  70346                       New York, NY  10006
      Fred Huber, President & CEO                     Telephone:  (212) 227-3010
      Wayne D. DeLeo, Vice President & CFO
      Telephone:  (504) 473-3121                      July 1,  1996
                                                      Immediate Release


              MELAMINE CHEMICALS, INC. ENDS PLANS FOR EXPANSION IN
                              EUROPE AND TENNESSEE

DONALDSONVILLE, LOUISIANA, JULY 1ST--Melamine Chemicals, Inc. (NASDAQ-MTWO) announced today the end of its consideration of expansion projects in Europe and in Memphis, Tennessee.

     The Company has been informed by Norsk Hydro ASA (Hydro) that Hydro has decided not to move forward with the construction of a joint venture melamine plant at one of Hydro's urea manufacturing sites in Europe because Hydro has chosen to give priority to other development opportunities.

     In an unrelated development, the Company and Arcadian Corp. have been unable to agree on several substantive commercial terms related to MCI's proposed construction of a melamine plant at Arcadian's Memphis, Tennessee site and have agreed jointly to terminate their negotiations.

     Fred Huber stated, "It is certainly disappointing to have invested so much time, effort and money in these projects to no avail. Our faith in the superiority of our M-II technology remains as strong as ever, and we will now concentrate our efforts on the opportunity to debottleneck and expand our plants at Donaldsonville which offers us an attractive alternative for continuing our Company's growth."

     The Company has spent approximately $1.9 million in connection with its evaluation, engineering and design of these projects, and that cost will be expensed in the fourth fiscal quarter of 1996.

     The Company continues to negotiate with a major U.S. corporation seeking a long-term supply of melamine crystal. It is now intended that this customer will be supplied from the Company's facilities in Donaldsonville rather than from a new plant in Memphis.

     Melamine Chemicals, Inc. is engaged in the production and marketing of melamine, a specialty chemical having numerous industrial and commercial applications. The Company is also active in the development of new melamine process and application technology. The Company is one of only two producers of melamine in North America and one of the three largest producers worldwide.

                                  * * * * * *



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.




Date:  July 1, 1996                     /s/ Wayne D. DeLeo
                                        ----------------------------------------
                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer